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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Osicom Technologies, Inc. dated as of January 3, 2000 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  January 3, 2000          WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                         By:      White Rock Capital Inc.
                                                  Its General Partner

                                                  By:      /S/ PAULA STOREY
                                                           ---------------------
                                                           Paula Storey
                                                           Attorney-in-Fact

Date:  January 3, 2000          WHITE ROCK CAPITAL, INC.

                                            By:   /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact

Date:  January 3, 2000          THOMAS U. BARTON

                                            By:   /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact

Date:  January 3, 2000          JOSEPH U. BARTON

                                            By:   /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact